EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 3, 2012 TO THE PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2011, as supplemented of EQ Advisors Trust (“Trust”) regarding the EQ/MFS International Growth Portfolio. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the appointment of an additional portfolio manager to the EQ/MFS International Growth Portfolio (“Portfolio”) of the Trust.

Information Regarding

EQ/MFS International Growth Portfolio

The information contained in the section of the Prospectus entitled “Who Manages the Portfolio – Investment Adviser: MFS Investment Management (“MFS”) is revised to include the following information regarding Kevin M. Dwan, an additional portfolio manager of the Portfolio

Name	Title	Date Began Managing the Portfolio
Kevin M. Dwan	Investment Officer and Portfolio Manager of MFS	January 2012

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The following information regarding Kevin Dwan is added as the third paragraph in the section of the Prospectus entitled “Management of the Trust – The Advisers – Massachusetts Financial Services Company d/b/a MFS Investment Management.”

Kevin M. Dwan is responsible for the day-to day portfolio management for the EQ/MFS International Growth Portfolio. Mr. Dwan is an Investment Officer and Director of Research, and an Equity Research Analyst and Portfolio Manager at MFS. Mr. Dwan also serves on the MFS Equity Management Committee. He has been employed in the investment area of MFS since 2005.